                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

         TO EXCHANGE 9 3/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2008

                                      FOR

               9 3/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
                 (REGISTERED UNDER THE SECURITIES ACT OF 1933)

                                       OF

                            LNR PROPERTY CORPORATION

THE RIGHT TO EXCHANGE LNR 9 3/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2008 FOR LNR 9 3/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2008 WILL EXPIRE AT 5:00 P.M.,
                   NEW YORK CITY TIME, ON              , 1998

              U.S. BANK TRUST NATIONAL ASSOCIATION, EXCHANGE AGENT

           By Mail:                       By Hand:                By Overnight Courier:

     U.S. Bank Trust N.A.           U.S. Bank Trust N.A.           U.S. Bank Trust N.A.
       100 Wall Street                100 Wall Street                100 Wall Street
          16th Floor                     16th Floor                     16th Floor
   New York, New York 10005       New York, New York 10005       New York, New York 10005
     Attn: Carlos Luciano           Attn: Carlos Luciano           Attn: Carlos Luciano

     Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

     This Letter of Transmittal is to be used to submit Series A senior subordinated notes ("Series A Notes") of LNR Property Corporation ("LNR") to be exchanged for Series B senior subordinated notes ("Series B Notes") of LNR. It must be used whether certificates representing the Series A Notes are being delivered to U.S. Bank Trust, as exchange agent (the "Exchange Agent"), or whether delivery of the Series A Notes is being made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"). This Letter of Transmittal must be delivered to the Exchange Agent. Delivery of this Letter of Transmittal to DTC does not constitute delivery to the Exchange Agent.

[ ] CHECK HERE IF THE SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

   Account Number at DTC
   -----------------------------------------------------------------------------

   Transaction Code Number
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DESCRIPTION OF SERIES A NOTES SUBMITTED

------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                         CERTIFICATE(S) SUBMITTED
            (PLEASE FILL IN, IF BLANK)                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
                                                                                 PRINCIPAL          AMOUNT OF SERIES A
                                                         CERTIFICATE             AMOUNT OF           NOTES SUBMITTED
                                                          NUMBER(S)*           SERIES A NOTES      (IF LESS THAN ALL)**
                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------

                                                      ---------------------------------------------------------------
                                                    Total Amount of Series
                                                           A Notes
------------------------------------------------------------------------------------------------------------------------

  *  Need not be completed by holders submitting by book-entry transfer.

 ** Series A Notes may be tendered in whole or in part in denominations of
    $1,000 and integral multiples thereof. Unless otherwise indicated it will be assumed that all Series A Notes described above are being submitted. See Instruction 4.
================================================================================

                NOTE: THIS LETTER OF TRANSMITTAL MUST BE SIGNED.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     By this document, the undersigned submits the Series A Notes listed above (the "Series A Notes to be Exchanged") to be exchanged for Series B Notes as described in the Prospectus dated , 1998 (the "Prospectus") under the caption "The Exchange Offer" and in the instructions in this Letter of Transmittal.

     Subject to, and effective upon, the issuance of Series B Notes in exchange for the Series A Notes to be Exchanged, the undersigned sells, assigns and transfers all the Series A Notes to be Exchanged to LNR and irrevocably appoints the Exchange Agent the agent and attorney-in-fact of the undersigned, with full power of substitution, to deliver the certificates representing the Series A Notes to be Exchanged, or transfer ownership of the Series A Notes to be Exchanged on the records of DTC, to LNR upon receipt by the Exchange Agent, as the undersigned's agent, of the Series B Notes to be issued in exchange for the Series A Notes to be Exchanged.

     The undersigned represents and warrants that the undersigned has full power and authority to exchange the Series A Notes to be Exchanged for Series B Notes and that, when Series B Notes are issued in exchange for the Series A Notes to be Exchanged, LNR will acquire title to the Series A Notes to be Exchanged, free and clear of any liens, restrictions, charges, encumbrances or adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by LNR to be necessary or desirable to complete the transfer of the Series A Notes to be Exchanged to LNR.

     The authority conferred in this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned. The obligations of the undersigned under this Letter of Transmittal or otherwise resulting from the submission of the Series A Notes to be Exchanged for exchange will be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. The submission of Series A Notes to be Exchanged for exchange is irrevocable.

     Unless otherwise indicated in the box below captioned "Special Issuance Instructions" or the box below captioned "Special Delivery Instructions," please issue and deliver the certificates representing the Series B Notes being issued in exchange for the Series A Notes to be Exchanged, and deliver certificates representing any Series A Notes which are not being exchanged or are not accepted for exchange, to the undersigned at the address shown below the undersigned's signature. If one or both of the boxes captioned "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue and deliver the notes or confirmation of book-entry transfer as indicated. LNR noteholders who deliver Series A Notes to be Exchanged by book-entry transfer may, by making an appropriate entry under "Special Issuance Instructions," request that any notes which are not accepted for exchange be returned by crediting an account at DTC. The undersigned is aware that LNR has no obligation because of Special Issuance Instructions or otherwise to transfer any Series A Notes which are not accepted for exchange from the name of the registered holder of those Series A Notes to the name of another person.

             ------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

        To be completed ONLY if Series B Notes or Series A Notes which are not exchanged are to be issued in the name of someone other than the undersigned, or if Series A Notes delivered by book-entry transfer which are not exchanged are to be returned by credit to an account at DTC other than that designated above.

   Issue:  [ ] Series B Notes
           [ ] Series A Notes not exchanged

   to:

   Name
   ----------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

             ------------------------------------------------------
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER.)

   [ ] Credit Series A Notes which were delivered by book-entry transfer and are not accepted for exchange to the following DTC account:

             ------------------------------------------------------
                                (ACCOUNT NUMBER)

             ======================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 5, 6 AND 7)

        To be completed ONLY if Series B Notes or Series A Notes which are not exchanged are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown after the undersigned's signature below.

   Mail:  [ ] Series B Notes
           [ ] Series A Notes not exchanged

   to:

   Name
   ----------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

             ------------------------------------------------------

                                   SIGN HERE

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

                                     Dated:
            ------------------------------------------------ , 1998

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on note(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the information described in Instruction 5.)

   Name(s)
   -------------------------------------------------------------------------

    -------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Capacity (full title)
   ------------------------------------------------------------

   Address
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number
   ---------------------------------------------

   Tax Identification or
   Social Security No.
   --------------------------------------------------------------

                                  INSTRUCTIONS

                FORMING PART OF THE TERMS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder of the Series A Notes to be Exchanged (which, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the Series A Notes to be Exchanged) unless the holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) the Series A Notes to be Exchanged are submitted for the account of a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company which has an office or correspondent in the United States (collectively, "Eligible Institutions"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by noteholders whether certificates are being forwarded with it or whether Series A Notes are being submitted in accordance with the procedures for delivery by book-entry transfer described in the Exchange Instructions. The Exchange Agent must receive, at or before the Expiration Time, certificates for the Series A Notes to be Exchanged, or confirmation by DTC of transfer of the Series A Notes to be Exchanged to an account of the Exchange Agent, together with a properly completed and executed Letter of Transmittal. Guaranteed delivery of Series A Notes to be Exchanged will not be accepted.

     Submission of Series A Notes to be Exchanged will be irrevocable. Submission may not be conditional or contingent.

     The method of delivery of this Letter of Transmittal and the certificates for Series A Notes to be Exchanged, or confirmation of delivery of Series A Notes to be Exchanged through DTC, is at the option and risk of the exchanging noteholder. Delivery will not be deemed made until items are actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

     3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and numbers of Series A Notes being submitted for exchange should be listed on a separate signed schedule, which should be attached to this Letter of Transmittal.

     4. PARTIAL SUBMISSIONS. (Not applicable to noteholders who submit by book-entry transfer). If fewer than all the Series A Notes evidenced by a certificate are to be exchanged, fill in the number of notes which are to be exchanged in the box entitled "Principal Amount of Series A Notes Submitted." If you do that, new certificate(s) for the remainder of the notes that were represented by your old certificate(s) will be sent to you, or as you instruct in the appropriate box on this Letter of Transmittal, as soon as practicable. All Series A Notes represented by certificates delivered to the Exchange Agent will be deemed to have been submitted for exchange unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Series A Notes to be Exchanged, the signature(s) must correspond exactly with the name(s) written on the face of the certificate(s).

     If the Series A Notes to be Exchanged are owned of record by two or more joint owners, all the owners must sign this Letter of Transmittal.

     IF SERIES A NOTES TO BE EXCHANGED ARE REGISTERED IN DIFFERENT NAMES ON DIFFERENT CERTIFICATES, IT WILL BE NECESSARY TO COMPLETE, SIGN AND SUBMIT AS MANY SEPARATE LETTERS OF TRANSMITTAL AS THERE ARE DIFFERENT REGISTRATIONS ON CERTIFICATES.

     If this Letter of Transmittal or any certificates or written instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and submit evidence satisfactory to the Purchaser of the person's authority so to act.

     If this Letter of Transmittal is signed by the registered owner of the Series A Notes to be Exchanged, no endorsements of certificates or separate written instruments of transfer are required, unless certificates for Series B Notes or for Series A Notes which are not exchanged are to be issued to a person other than the registered owner, in which case, endorsements of certificates or separate written instruments of transfer are required and signatures on those certificates or written instruments of transfer must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner of the Series A Notes to be Exchanged, the certificates must be endorsed or accompanied by appropriate written instruments of transfer, in either case signed exactly as the name of the registered owner appears on the certificates. Signatures on the certificates or stock powers must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as set forth in this Instruction 6, LNR will pay any transfer taxes with respect to the transfer to it of Series A Notes to be Exchanged. If certificates for Series B Notes or for Series A Notes which are not exchanged are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of anyone other than the person signing this Letter of Transmittal, certificates representing Series B Notes will not be issued until LNR or the Exchange Agent receives satisfactory evidence of the payment of, or an exemption from the need to pay, transfer taxes.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates submitted with this Letter of Transmittal.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for Series B Notes or for Series A Notes which are not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than the signer's address shown above, the appropriate boxes on this Letter of Transmittal must be completed. Noteholders who submit notes by book-entry transfer may request that any notes which are not exchanged be credited to an account at DTC which the noteholder designates. If no instructions are given, notes tendered by book-entry transfer which are not exchanged will be returned by crediting the account at DTC designated above.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Prospectus and this Letter of Transmittal may be obtained from, LNR Investor Relations at 760 Northwest 107th Avenue, Miami, Florida 33172 or from your broker, dealer, commercial bank or trust company.

     9. WAIVER OF REQUIREMENTS. The requirements described above may be waived by LNR, in whole or in part, at any time and from time to time, in LNR's sole discretion, and may be waived as to Series A Notes submitted by particular noteholders, even if similar requirements are not waived as to other noteholders.

     Important: This Letter of Transmittal, together with certificates or confirmation of book-entry transfer, must be received by the Exchange Agent
before 5:00 P.M., New York City time, on                , 1998.

----------------------------------------------------------------------------------------------------------------------
                                          (DO NOT WRITE IN THE SPACES BELOW)

     Date Received ---------------              Accepted by ---------------                  Checked by
                                                                                             ---------------
     ------------------------------------------------------------------------------------------------------------
     CERTIFICATES SERIES A NOTES SERIES A NOTES SERIES B NOTES SERIES B NOTES SERIES A NOTES SERIES A NOTES BLOCK
     SURRENDERED    SUBMITTED       ACCEPTED        ISSUED      CERTIFICATE      RETURNED     CERTIFICATE    NO.
                                                                                                  NO.
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------

     Delivery Prepared by ---------------       Checked by ---------------                   Date ---------------
----------------------------------------------------------------------------------------------------------------------